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           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
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[MANULIFE FINANCIAL LOGO] [VENTURE VANTAGE LOGO]
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Flexible Payment Deferred Combination Fixed and Variable Annuity Application.
Payment (or original of exchange/transfer request) must accompany Application. Please make check payable to MANULIFE NORTH AMERICA (the "Company") and address
to: P.O. BOX 9230, BOSTON, MA 02205-9230.                          800-344-1029
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1. ACCOUNT REGISTRATION (PLEASE PRINT)
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OWNER (Applicant-Must be completed)

Name*______________________________________________________
        First             Middle              Last

Address____________________________________________________
        Street

___________________________________________________________
        City              State               Zip


Sex [ ] M [ ] F          Date of Birth ______/______/______
                                       Month    Day    Year

Daytime Phone Number: (   ) _______________________________

__/__/__/__/__/__/__/__/__  or  __/__/__/__/__/__/__/__/___
  Social Security Number             Tax ID Number

Client Brokerage Acct. #: _________________________________

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CO-OWNER (Complete if applicable)

Name*______________________________________________________
        First             Middle              Last

Sex [ ] M [ ] F          Date of Birth ______/______/______
                                       Month    Day    Year

Daytime Phone Number: (   ) _______________________________

__/__/__/__/__/__/__/__/__  or  __/__/__/__/__/__/__/__/___
  Social Security Number             Tax ID Number

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ANNUITANT (If different from Owner)

Name*______________________________________________________
        First             Middle              Last

Address____________________________________________________
        Street

___________________________________________________________
        City              State               Zip


Sex [ ] M [ ] F          Date of Birth ______/______/______
                                       Month    Day    Year

__/__/__/__/__/__/__/__/__
  Social Security Number

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CO-ANNUITANT (Complete if applicable)

Name*______________________________________________________
        First             Middle              Last

Address____________________________________________________
        Street

___________________________________________________________
        City              State               Zip


Sex [ ] M [ ] F          Date of Birth ______/______/______
                                       Month    Day    Year

__/__/__/__/__/__/__/__/__
  Social Security Number

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2. INVESTMENT ALLOCATION
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$____________ Allocate payment with application as indicated below (must total
100%)(Minimum initial payment of $10,000)

Payment Method: [ ] Check [ ] Wire [ ] 1035 Exchange
                [ ] Transfer/Rollover [ ] Other _________

______% Manufacturers Adviser Pac Rim Emerging Markets (081)
______% T. Rowe Price Science & Technology (082)
______% Founders Int'l Small Cap (083)
______% Warburg Pincus Emerging Small Company (084)
______% Pilgrim Baxter Growth (085)
______% Fred Alger Small/Mid Cap (086)
______% Rowe Price-Fleming Int'l Stock (087)
______% Founders Worldwide Growth (088)
______% Morgan Stanley Global Equity (089)
______% Rosenberg Small Company Value (120)
______% Fidelity Equity (091)
______% Founders Growth (090)
______% Manufacturers Adviser Quant Equity (092)
______% T. Rowe Price Blue Chip Growth (093)
______% Manufacturers Adviser Real Estate Securities (094)
______% Miller Anderson Value (095)
______% J.P. Morgan Int'l Growth & Income (096)
______% Wellington Management Growth & Income (097)
______% T. Rowe Price Equity-Income (098)
______% Founders Balanced (099)
______% Fidelity Aggr Asset Alloc (100)
______% Miller Anderson High Yield (101)
______% Fidelity Mod Asset Alloc (102)
______% Fidelity Cons Asset Alloc (103)
______% Salomon Brothers Strategic Bond (104)
______% Oechsle Global Gov't Bond (105)
______% Manufacturers Adviser Capital Growth Bond (106)
______% Wellington Management Inv Quality Bond (107)
______% Salomon Brothers U.S. Gov't Securities (108)
______% Manufacturers Adviser Money Market (109)

LIFESTYLE PORTFOLIOS

______% Cons 280 (110)
______% Bal 640 (112)
______% Aggr 1000 (114)
______% Mod 460 (111)
______% Growth 820 (113)

FIXED ACCOUNT

______% 1 Yr (021/028)(1)

(1) not available in OR.

*Unless subsequently changed in accordance with terms of Contract issued.

                                                                            1/99
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3. BENEFICIARIES (ENCLOSE SIGNED LETTER IF MORE INFORMATION IS REQUIRED)
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
Name*________________________________________________________________  Date of Birth _____/_____/____     __/__/__/__/__/__/__/__/__
         First      Middle         Last       Relationship       %                   Month  Day  Year      Social Security Number

Name*________________________________________________________________  Date of Birth _____/_____/____     __/__/__/__/__/__/__/__/__
         First      Middle         Last       Relationship       %                   Month  Day  Year      Social Security Number

CONTINGENT BENEFICIARY

Name*________________________________________________________________  Date of Birth _____/_____/____     __/__/__/__/__/__/__/__/__
         First      Middle         Last       Relationship                           Month  Day  Year      Social Security Number


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4. PLAN SPECIFICS (MUST BE COMPLETED)
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TYPE OF PLAN: [ ] Non-Qualified   [ ] 1035 Exchange, Cost Basis $______


Qualified     [ ] IRA Tax Year ___
              [ ] IRA Rollover
              [ ] IRA Transfer
              [ ] Simple IRA
              [ ] SEP IRA
              [ ] Roth IRA
              [ ] Keogh (HR-10)
              [ ] 403(b) Check if ERISA [ ]
              [ ] Money Purchase
              [ ] 401(k)
              [ ] 457
              [ ] Defined Benefit
              [ ] Profit Sharing
              [ ] Other___________
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[ ] No [ ] Yes      Has Annuitant or applicant(s) any existing annuities or
                    insurance?
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[ ] No [ ] Yes      Will the purchase of this Annuity replace or change any
                     other insurance or annuity?
                    If "Yes," state company and contract number in Remarks, and attach replacement forms.
                    If 1035 exchange, or any other transfer of assets, attach
                     original of exchange form or letter.
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REMARKS:


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5. SIGNATURES (ALL PARTICIPANTS MUST SIGN APPLICATION, INCLUDING IRREVOCABLE
   BENEFICIARY, IF DESIGNATED.)
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NOTICE TO APPLICANT: FOR FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

FOR NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an insurance policy is subject to criminal and civil penalties.

FOR OHIO, KENTUCKY, PENNSYLVANIA, NEW MEXICO AND ARKANSAS RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of (i) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. I/We agree to be bound by the representations made in this application. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situation and needs. I/We understand that unless I/we elect otherwise in the Remarks section, the Maturity Date will be the later of the Annuitant's 85th birthday, or 10 years from the Contract Date (IRAs and certain qualified retirement plans may require distributions to begin by age 70 1/2).

I/WE ACKNOWLEDGE RECEIPT OF THE MOST CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

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Signed in (State)

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Date Signed

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Signature of Owner/Applicant

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Signature of Co-Owner

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Signature of Annuitant (if different from Owner)

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Signature of Co-Annuitant (if different from Co-Owner)

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Signature of Irrevocable Beneficiary (if designated)


STATEMENT OF AGENT:

A. [ ] No    [ ] Yes        Will this contract replace or change any existing
                            life insurance or annuity in this or any other company?
                            If "Yes," please explain under Remarks.

B. [ ] Plan T [ ] Plan NT (Default is as defined in Selling Agreement)

C. I certify I am authorized and qualified to discuss the Contract herein applied for.

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Signature of Agent

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Print Full Name

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Name of Firm

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Agent Number

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Agent Phone Number

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State License ID Number

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Date of Prospectus

   *Unless subsequently changed in accordance with terms of Contract issued.
                                                                            1/99
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INITIAL BELOW EACH VENTURE VANTAGE SERVICE OPTION YOU WISH TO ELECT.
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LETTER OF INTENT (MAY NOT BE AVAILABLE FOR CERTAIN QUALIFIED PLANS.  OPTION NOT
AVAILABLE IN OREGON.)
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OWNER PLEASE INITIAL HERE ______

I have satisfied the minimum initial purchase payment requirements and beginning on the Contract issuance date, I intend to invest over a 13 month period, an aggregate amount at least equal to:

Check one: [ ] $500,000 [ ] $2,500,000

I agree to the Letter of Intent provisions set forth in the Prospectus. If this aggregate amount is not fulfilled at the end of the 13 month period, the Company will recover an amount from the contract on that date. The amount the company will recover is equal to the greater of: a) The excess Payment Enhancement defined as the Payment Enhancement applied to the contract less the amount of Payment Enhancement that would have been applied to the contract absent a Letter of Intent, or b) The contract value multiplied by the ratio of the excess Payment Enhancement over total purchase payments applied to the Contract.

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CHECK PLUS-AUTOMATIC PURCHASE*
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OWNER PLEASE INITIAL HERE ______

I authorize the Company to collect $______ (minimum $30) starting the month of ______ by initiating electronic debit entries to my bank account with the following frequency: [ ] Monthly: [ ] 5th or [ ] 20th [ ] Quarterly (20th of January, April, July and October). When utilizing Check Plus, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers. (PLEASE ATTACH A VOIDED CHECK/WITHDRAWAL SLIP.)
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DOLLAR COST AVERAGING* (MINIMUM PAYMENT $6,000)
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OWNER PLEASE INITIAL HERE ______

I authorize the Company to transfer an amount (minimum $100) each month as indicated below. Transfers are available from all variable and the one-year fixed investment options. A maximum of 10% from the one-year fixed investment option may be transferred monthly. Please make first transfer on __ /__ /__ (mm/dd/yy).

SOURCE FUND              DESTINATION FUND                   AMOUNT

_______________________  _________________________________  $___________________

_______________________  _________________________________  $___________________

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INCOME PLAN* (MINIMUM PAYMENT $6,000)
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OWNER PLEASE INITIAL HERE ______

I authorize withdrawals (minimum $100) from my Contract Value to commence as indicated below. A maximum of 10% of payments may be withdrawn annually. When utilizing the Income Plan, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers.

               From:__________________________________  $_______________________

               From:__________________________________  $_______________________

               From:__________________________________  $_______________________

               From:__________________________________  $_______________________

               From:__________________________________  $_______________________

Please indicate frequency:         [ ] Monthly or [ ] Quarterly (January, April,
                                                      July and October)
                                   Day of Withdrawal: [ ] 1st [ ] 7th
                                                      [ ] 16th or [ ] 26th
                                   Please [ ] Withhold [ ] Do not withhold
                                          Federal Income Taxes

[ ] I wish to utilize Electronic Funds Transfer in the processing of my Income
    Plan. PLEASE ATTACH A VOIDED CHECK.

Or, if different from owner, make check payable to:

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First               Middle              Last

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Street              City                State               Zip

(Please allow 7 business days for receipt of check.)


   *Unless subsequently changed in accordance with terms of Contract issued.
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INITIAL BELOW EACH VENTURE VANTAGE SERVICE OPTION YOU WISH TO ELECT.
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TELEPHONE TRANSFER AUTHORIZATION
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OWNER PLEASE INITIAL HERE ______

I authorize the Company to act on transfer instructions given by telephone from any person who can furnish proper identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization.

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TELEPHONE WITHDRAWAL AUTHORIZATION
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OWNER PLEASE INITIAL HERE ______

I authorize the Company to act on withdrawal instructions given from any person who can furnish proper identification by telephone. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone withdrawal if the Company or such other person acted on telephone withdrawal instructions in good faith in reliance on this authorization. The minimum withdrawal amount is $1,000.

Withdrawal instructions may authorize Partial Withdrawals of up to $50,000.00 per account. (Full withdrawals are not permitted by telephone.) The check may only be payable to the owner of record (who must be individual) and may be mailed only to the address of record. The Company will not allow telephone withdrawals for the following accounts: a) An account on which the address has been changed in the last 30 days, b) Accounts over which a person has Power of Attorney, c) 403(b) accounts for which the owner is under 59 1/2, d) Custodial accounts, and e) Accounts with Market Timers as owners.

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AUTOMATIC REBALANCING
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OWNER PLEASE INITIAL HERE ______

If marked, the policyholder's contract value, excluding amounts in the fixed account investment options, will be automatically rebalanced to maintain the rebalancing percentage levels in the variable portfolios as selected below, based on the current total value of the eligible portfolios on the day of rebalancing.

You may change the rebalancing percentages or terminate your participation in the program by providing the Company with a completed Automatic Rebalancing Authorization form or by providing instructions via telephone to an authorized Company representative prior to the day the rebalancing will occur.

If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.

Rebalancing will occur on the 25th of the month (or next business day), please indicate frequency:

[ ] Quarterly    [ ] Semi-Annually (June & December)    [ ] Annually (December)

ASSET ALLOCATIONS (must total 100%):

______% Manufacturers Adviser Pac Rim Emerging Markets (081)
______% T. Rowe Price Science & Technology (082)
______% Founders Int'l Small Cap (083)
______% Warburg Pincus Emerging Small Company (084)
______% Pilgrim Baxter Growth (085)
______% Fred Alger Small/Mid Cap (086)
______% Rowe Price-Fleming Int'l Stock (087)
______% Founders Worldwide Growth (088)
______% Morgan Stanley Global Equity (089)
______% Rosenberg Small Company Value (120)
______% Fidelity Equity (091)
______% Founders Growth (090)
______% Manufacturers Adviser Quant Equity (092)
______% T. Rowe Price Blue Chip Growth (093)
______% Manufacturers Adviser Real Estate Securities (094)
______% Miller Anderson Value (095)
______% J.P. Morgan Int'l Growth & Income (096)
______% Wellington Management Growth & Income (097)
______% T. Rowe Price Equity-Income (098)
______% Founders Balanced (099)
______% Fidelity Aggr Asset Alloc (100)
______% Miller Anderson High Yield (101)
______% Fidelity Mod Asset Alloc (102)
______% Fidelity Cons Asset Alloc (103)
______% Salomon Brothers Strategic Bond (104)
______% Oechsle Global Gov't Bond (105)
______% Manufacturers Adviser Capital Growth Bond (106)
______% Wellington Management Inv Quality Bond (107)
______% Salomon Brothers U.S. Gov't Securities (108)
______% Manufacturers Adviser Money Market (109)

Lifestyle Portfolios

______% Cons 280 (110)
______% Bal 640 (112)
______% Aggr 1000 (114)
______% Mod 460 (111)
______% Growth 820 (113)


   *Unless subsequently changed in accordance with terms of Contract issued.